Exhibit 10.1

Execution Version

ELEVENTH AMENDMENT AGREEMENT dated as of November 22, 2016 (this “Amendment Agreement”), to the Amended and Restated Credit Agreement dated as of May 8, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended hereby, the “Amended Credit Agreement”), among LEVEL 3 COMMUNICATIONS, INC. (“Level 3”); LEVEL 3 FINANCING, INC., as Borrower (the “Borrower”); the LENDERS party thereto; and MERRILL LYNCH CAPITAL CORPORATION, as Administrative Agent and Collateral Agent.

Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Existing Credit Agreement or the Amended Credit Agreement, as the context may require.

Section 9.02(b) of the Existing Credit Agreement permits the Existing Credit Agreement to be amended or modified pursuant to an agreement in writing entered into by Level 3, the Borrower and the Required Lenders for the purposes set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment of Existing Credit Agreement.

(a)                                 Section 1.01 of the Existing Credit Agreement is hereby amended to add the following defined terms thereto:

“CenturyLink” means CenturyLink, Inc., a Louisiana corporation.

“CenturyLink Acquisition” means the acquisition of Level 3 by CenturyLink pursuant to the CenturyLink Merger Agreement, including without limitation the Merger (as defined in the CenturyLink Merger Agreement) and the Subsequent Merger (as defined in the CenturyLink Merger Agreement).

“CenturyLink Acquisition Date” means the date on which the CenturyLink Acquisition is consummated.

“CenturyLink Merger Agreement” means the Agreement and Plan of Merger, dated as of October 31, 2016 among CenturyLink, Wildcat Merger Sub 1 LLC, WWG Merger Sub LLC and Parent, as such agreement may be amended, amended and restated or otherwise modified from time to time.

“Eleventh Amendment Effective Date” means November 22, 2016, the date of effectiveness of the Eleventh Amendment hereto.

(b)                                The definition of “Change of Control” in Section 1.01 of the Existing Credit Agreement is hereby amended to add the following text as a new sentence to the end thereof:

“Notwithstanding the foregoing, the CenturyLink Acquisition shall not constitute a Change of Control.”

(c)                                 A new clause (xii) is hereby added to Section 2.05(a) that reads as follows:

“In the event that all or any portion of the Tranche B-III 2019 Term Loans, Tranche B 2020 Term Loans or Tranche B-II 2022 Term Loans are prepaid from the incurrence by the Borrower of bank Indebtedness or repriced (or effectively refinanced) through any amendment of this Agreement such that the Weighted Average Yield on such Class of Loans is less than the Weighted Average Yield applicable to such Class of Loans on the Eleventh Amendment Effective Date, any such prepayment, repricing or refinancing that occurs on or after the CenturyLink Acquisition Date and prior to the six month anniversary of the CenturyLink Acquisition Date shall be accompanied by a prepayment fee equal to 1.00% of the aggregate principal amount of such prepayment or the aggregate principal amount subject to such repricing or refinancing.”

SECTION 2. Representations and Warranties.  Each of Level 3 and the Borrower represents and warrants to the Lenders that:

(a)                                 the execution, delivery, and performance by each of Level 3, the Borrower of this Amendment Agreement are within the powers of Level 3 or the Borrower, as applicable, and have been duly authorized by all necessary corporate or other action and, if required, stockholder or member action;

(b)                                this Amendment Agreement has been duly executed and delivered by Level 3 and the Borrower and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c)                                 the representations and warranties of Level 3 and the Borrower contained in Article III of the Existing Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that (A) the representations and warranties contained in Section 3.04(a) of the Existing Credit Agreement shall be deemed to refer to the financial statements most recently furnished pursuant to Section 5.01(a) of the Existing Credit Agreement as of the date hereof, (B) references in such representations and warranties and the definition of “Disclosed Matters” to the “Effective Date” shall be deemed to be references to “November 22, 2016” (C) references to “January 1, 2007” and “March 12, 2007” in the definition of “Disclosed Matters” and Section 3.04(c) shall be deemed to be references to “January 1, 2016” and “June 30, 2016,” respectively, (D) Section 3.06(a) shall be deemed to include the following phrase in the parenthetical after the words “Disclosed Matters”: “and as disclosed on Schedule 3.06 attached to the Tenth Amendment Agreement” and (E) references in such representations and warranties to “Schedule 3.12” and “Schedule

3.13” shall be deemed to be references to Schedule 3.12 and Schedule 3.13, respectively, attached to the Tenth Amendment Agreement; and

(d)                                no Default has occurred and is continuing on the date hereof.

SECTION 3. Effectiveness.  This Amendment Agreement shall become effective on the first date (the “Eleventh Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a)                                 The Administrative Agent (or its counsel) shall have received counterparts of this Amendment Agreement signed by each of (i) Level 3 and the Borrower, (ii) the Administrative Agent and (iii) the Required Lenders.

(b)                                CenturyLink, Inc. shall have paid (or caused to be paid) to the Administrative Agent for the account of each Lender that has returned a signature page to this Amendment to the Administrative Agent at or prior to 2:00 p.m. New York City time on November 18, 2016 (the “Consent Deadline”) a fee equal to 0.25% of the aggregate principal amount of the Loans held by such Lender as of the Consent Deadline.

The Administrative Agent shall notify Level 3, the Borrower and the Lenders of the Eleventh Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 4. Effect of Amendment ; No Novation.  (a)  Except as expressly set forth herein, this Amendment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Agent or the Lenders under any Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations (including, for the avoidance of doubt, any guarantee obligations and indemnity obligations of the Guarantors), covenants or agreements contained in any Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in any Loan Document in similar or different circumstances.

(b)                                From and after the Eleventh Amendment Effective Date, the terms “Agreement,” “this Agreement,” “herein,” “hereinafter,” “hereto,” “hereof” and words of similar import, as used in the Existing Credit Agreement, shall refer to the Existing Credit Agreement as amended by this Amendment Agreement, and the term “Credit Agreement,” as used in any Loan Document, shall mean the Amended Credit Agreement.  This Amendment Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

(c)                                 This Amendment Agreement shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement nor discharge or release any Guarantee thereof.  Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or the Guarantee Agreement, which shall remain in full force and effect, except as modified hereby.  Nothing expressed or implied in this Amendment Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Existing

Credit Agreement or any Loan Party under any Loan Document (as defined in the Existing Credit Agreement) from any of its obligations and liabilities thereunder.

SECTION 5. FATCA.  For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the Eleventh Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Amended Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

SECTION 6. Governing Law.  THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW.

SECTION 7. Counterparts.  This Amendment Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment Agreement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

SECTION 8. Headings.  The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized officers as of the date first above written.

LEVEL 3 COMMUNICATIONS, INC.,

By:	/s/ John M. Ryan
	Name:	John M. Ryan
	Title:	EVP

LEVEL 3 FINANCING, INC.,

By:	/s/ Rafael Martinez-Chapman
	Name:	Rafael Martinez-Chapman
	Title:	Senior Vice President and Treasurer

MERRILL LYNCH CAPITAL CORPORATION,
as Administrative Agent and Collateral Agent,

By:	/s/ Don B. Pinzon
	Name:	Don B. Pinzon
	Title:	Vice President

[Name of Lender]

By:
Name:
Title:

For any Lender requiring a second signature line:

[Name of Lender]

By:
Name:
Title: